UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2013

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report includes forward-looking statements. Edison International and Southern California Edison Company based these forward-looking statements on their current expectations and projections about future events in light of their knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and Southern California Edison Company. Edison International and Southern California Edison Company have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and Southern California Edison Company's combined Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q.

Item 8.01	Other Events
SCE filed an Offer of Settlement with the Federal Energy Regulatory Commission (“FERC”) on August 26, 2013 on its request to implement formula rates, effective January 1, 2012. If approved by FERC, the formula rate tariff will determine SCE's FERC transmission revenue requirement, including its construction work in progress through December 31, 2017.
The settlement provides for a base ROE of 9.30%, the previously authorized 50 basis point incentive for CAISO participation and individual, previously authorized project incentives. The settlement would result in a weighted average ROE of approximately 10.45%. The settlement ROE will remain in effect until at least June 30, 2015, when the moratorium, provided for in the settlement, on modifications to the formula rate tariff ends.
The transmission revenue requirements and rates that have been in effect and that have been billed to customers since January 1, 2012, were based on a total FERC weighted average ROE of 11.1%.
Although the settlement's provisions and adjustments will result in customer refunds of approximately $200 million during 2014, it will not have a material effect on SCE earnings in 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: August 26, 2013

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: August 26, 2013